UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2015

Ares Dynamic Credit Allocation Fund, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35738	45-4969053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars

12th Floor

Los Angeles, California 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 201-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) (NYSE: ARDC) announced that, effective February 17, 2015, John Leupp has been named a co-portfolio manager of the Fund.

Mr. Leupp joined Ares Management in 2003 and serves as a portfolio manager within the Tradable Credit Group. Mr. Leupp will join Seth Brufsky and Keith Ashton, who have served as portfolio managers of the Fund since its inception.

A copy of the Fund’s press release is attached hereto as Exhibit 99.1and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

Exhibit 99.1      Press Release announcing John Leupp’s appointment as an additional portfolio manager of the Fund, dated February 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

Date: February 17, 2015	By:	/s/ Daniel Hall

	Name:	Daniel Hall

	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release announcing John Leupp’s appointment as an additional portfolio manager of the Fund, dated February 17, 2015.